PROMISSORY NOTE
                                ---------------


Date:                           November 1, 2000

Maker:                          Ameri-First Financial Group,  Inc.,
                                Ameri-First   Securities,     Inc.,
                                Ameri-First Financial  Corporation,
                                Jeffrey C. Bruteyn, and
                                James N. Chatham III

Maker's Mailing Address:        4514 Cole Avenue
                                Suite 806
                                Dallas, Texas 75205

Payee:                          Wilkerson Consulting, Inc.
                                a Nevada corporation

Place for Payment:              13663 Jupiter Road,
                                Suite 401
                                Dallas, Texas 75238

Principal Amount:               $1,800,000.00

Annual Interest Rate on
Unpaid Principal from Date:     10.0%

Annual Interest Rate on
Matured, Unpaid Amounts:        15.0%

Terms of Payment
(Principle and Interest):       Monthly payments  of principal  and
                                interest    in    the   amount   of
                                $108,102.74, beginning on  December
                                1, 2000, with the  Principal Amount
                                and all accrued  interest  due  and
                                payable in full on or before May 1,
                                2002

Security for Payment:           All  of  the issued and outstanding
                                stock  of  Ameri-First  Securities,
                                Inc., all assets of Makers, whether


PROMISSORY NOTE -- Page 1
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

                                such   assets   be  real  property,
                                personal property, or mixed, all of
                                the assets of Ameri-First Financial
                                Corporation, whether such assets be
                                real  property,  personal property,
                                or  mixed,  Ameri-First   Financial
                                Group, Inc. Stock  Certificate  No.
                                ______, R/N/O  Jeffrey  C.  Bruteyn
                                and  Ameri-First  Financial  Group,
                                Inc.    Stock    Certificate    No.
                                ______, R/N/O Hess Capital, L.L.C.

         Maker promises to pay to the order of Payee at the place for payment and according to the terms of payment the Principal Amount plus all accrued interest. All unpaid amoutns shall be due by the final scheduled payment date.

         On default in the payment of this Note, the unpaid principal balance shall become immediately due at the election of Payee. Maker and each surety, endorser, and guarantor waive all demands for payment, presentation for payment, notices of intention to accelerate maturity, notices of acceleration of maturity, protests, and notices of protest. In the event of default in the payment of this Note, the holder hereof may, at any time following default, exercise any fo its rights an remedies, including, but not limited to, its rights to retain and/or sell any collateral pursuant to the terms of any security instrument relating to this Note. If the proceeds of the disposition of any collateral is not sufficient to pay the Obligation in full, Maker shall remain liable for any deficiency.

         If this Note or any instrument securing or collateral to it is given to an attorney for collection or enforcement, or if suit is brought for collection or enforcement, or if it is collected or enforced through probate, bankruptcy, or other judicial proceedings, Maker shall pay Payee all costs of collection and enforcement, including reasonalbe attorney's fees and court costs, in addition to other amounts due.

         Maker may prepay all or part of the Principal Amount at any time without notice or penalty.

         When the context requires, singular nouns and pronouns include the plural.

         This Note shall be governed by and construed in accordance with the laws of the State of Texas.



PROMISSORY NOTE -- Page 2
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

         All notices given or required by this Note shall be hand delivered or sent by United States Mail, certified, return receipt requested, postage prepaid, addressed to Maker or Payee, as applicable, at the addresses set forth above, or at such other address, as the parties give notice as herein provided. All notices given other than by hand delivery shall be deemed effective three
(3) days after deposit in the United States Mail, as aforesaid. All notices given by hand delivery shall be effective when received by the addressee named therein.

         EXECUTED to be effective as of the date first above written.


                                        MAKER:
                                        -----

                                        AMERI-FIRST FINANCIAL GROUP, INC.,
                                        a Nevada Corporation


                                        By:  /s/  Jeffrey C. Bruteyn
                                           ---------------------------------
                                           Jeffrey C. Bruteyn
                                           Chief Executive Officer



                                        AMERI-FIRST SECURITIES, INC.,
                                        a Texas Corporation


                                        By:  /s/  Jeffrey C. Bruteyn
                                           ---------------------------------
                                           Jeffrey C. Bruteyn, President



                                        AMERI-FIRST FINANCIAL CORPORATION,
                                        a Texas Corporation


                                        By:  /s/  Jeffrey C. Bruteyn
                                           ---------------------------------
                                           Jeffrey C. Bruteyn, President


                                          /s/  Jeffrey C. Bruteyn
                                        ------------------------------------
                                        JEFFREY C. BRUTEYN


PROMISSORY NOTE -- Page 3
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